UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 12, 2004
                                                          ----------------

                             Commerce Bancorp, Inc.
                             ----------------------
             (Exact name of registrant as specified in its charter)


      New Jersey                 1-12069                   22-2433468
      ----------           ---------------------        ---------------
  (State or other        (Commission File Number)        (IRS Employer
   jurisdiction                                          Identification
  of incorporation)                                         Number)


        Commerce Atrium, 1701 Route 70 East, Cherry Hill, NJ 08034-5400
        ---------------------------------------------------- ----------
              (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 856-751-9000
                                                            ------------


                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         ___ Written communication pursuant to Rule 425 under the Securities Act
             (17 CFR 230.425)


            Soliciting material pursuant to Rule 14a-12 under the Exchange Act ___ (17 CFR 240.14a-12)


            Pre-commencement communications pursuant to Rule 14d-2(b) under the
         ___ Exchange Act (17 CFR 240.14d-2(b))

            Pre-commencement communications pursuant to Rule 13e-4(c) under the
         ___ Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On October 12, 2004 the Registrant issued a press release reporting its results for the third quarter of 2004. A copy of the press release is attached as Exhibit 99.1 to this report.

         On October 12, 2004 the Registrant also made certain supplemental information available. A copy of the supplemental information is attached as
Exhibit 99.2 to this report.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS


(c)  Exhibits

          99.1          Press Release, dated October 12, 2004
          99.2          Supplemental Information.

                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                           COMMERCE BANCORP, INC.


Date: October 12, 2004


                           By: /s/ DOUGLAS J. PAULS
                               -----------------------------
                               Douglas J. Pauls
                               Senior Vice President and Chief Financial Officer

                                  EXHIBIT INDEX

      Exhibit No.
          99.1          Press Release, dated October 12, 2004.
          99.2          Supplemental Information.